[LOGO]

                                  ROLLINS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                2170 Piedmont Road, N.E., Atlanta, Georgia 30324



TO THE HOLDERS OF THE COMMON STOCK:

     PLEASE TAKE NOTICE that the 2004 Annual Meeting of Stockholders of Rollins, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices located at 2170 Piedmont Road, N.E., Atlanta, Georgia on Tuesday, April 27, 2004, at 1:30 P.M., or any adjournment thereof, for the following purposes:

     (a) To elect two Class III directors to the Board of Directors;

     (b) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Proxy Statement dated March 19, 2004, is attached.

     The Board of Directors has fixed the close of business on March 5, 2004, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

     Stockholders who do not expect to be present at the meeting are urged to complete, date, sign, and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Michael W. Knottek
                                          --------------------------------------
                                          Michael W. Knottek, Secretary

Atlanta, Georgia
March 19, 2004

                                 PROXY STATEMENT

     This Proxy Statement and a form of proxy were first mailed to stockholders on or about March 26, 2004. The following information concerning the enclosed proxy and the matters to be acted upon at the Annual Meeting of Stockholders to be held on April 27, 2004, is submitted by the Company to the stockholders for their information.

                   SOLICITATION OF AND POWER TO REVOKE PROXY

     A form of proxy is enclosed. Each proxy submitted will be voted as directed, but if not otherwise specified, proxies solicited by the Board of Directors of the Company will be voted in favor of the candidates for election to the Board of Directors.

     A stockholder executing and delivering a proxy has power to revoke the same and the authority thereby given at any time prior to the exercise of such authority, if he so elects, by contacting either proxy holder.

                                  CAPITAL STOCK

     The outstanding capital stock of the Company on March 5, 2004 consisted of 45,361,408 shares of Common Stock, par value $1.00 per share. Holders of Common Stock are entitled to one vote (non-cumulative) for each share of such stock registered in their respective names at the close of business on March 5, 2004, the record date for determining stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Because the only currently scheduled item to be acted on at the meeting is the election of directors, there will be no broker non-votes.. In accordance with General Corporation Law of the state of Delaware, the election of the nominees named herein as Directors will require the affirmative vote of a plurality of the votes cast by the shares of Company Common Stock entitled to vote in the election provided that a quorum is present at the Annual Meeting. In the case of a plurality vote requirement (as in the election of directors), where no particular percentage vote is required, the outcome is solely a matter of comparing the number of votes cast for each nominee, with those nominees receiving the most votes being elected, and hence only votes for director nominees (and not abstentions) are relevant to the outcome. Abstentions will have the effect of a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote.

     The names of the executives named in the Summary Compensation Table and the name and address of each stockholder who owned beneficially five percent (5%) or more of the shares of Common Stock of the Company on March 5, 2004, together with the number of shares owned by each such person and the percentage of outstanding shares that ownership represents, and information as to Common Stock ownership of the executive officers and directors of the Company as a group (according to information received by the Company) is set out below:

                                                                                          Amount           Percent of
                                                                                       Beneficially       Outstanding
Name and Address of Beneficial Owner                                                    Owned (1)            Shares
-------------------------------------------------------------------------------------------------------------------------
R. Randall Rollins....................................................................   22,305,109 (2)       49.1
Chairman of the Board
2170 Piedmont Road, N.E.
Atlanta, Georgia

Gary W. Rollins.......................................................................   23,012,486 (3)       50.5
Chief Executive Officer, President
and Chief Operating Officer
2170 Piedmont Road, N.E.
Atlanta, Georgia

Mario Gabelli.........................................................................    5,931,225 (4)       13.1
One Corporate Center
Rye, New York 10020

                                                                                          Amount           Percent of
                                                                                       Beneficially       Outstanding
Name and Address of Beneficial Owner                                                    Owned (1)            Shares
-------------------------------------------------------------------------------------------------------------------------
Michael W. Knottek....................................................................    1,595,558 (5)        3.5
Senior Vice President and Secretary

Harry J. Cynkus.......................................................................      505,064 (6)        1.1
Chief Financial Officer and Treasurer

Glen Rollins..........................................................................      393,765 (7)        0.9
Vice President

All Directors and Executive Officers as a group (9 persons)...........................   26,166,405 (8)       57.0

------------------------------

(1) Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(2) Includes 22,018 shares of the Company held as Trustee, Guardian, or Custodian for his children. Also includes 928,050 shares of the Company held in three trusts of which he is a Co-Trustee and as to which he shares voting and investment power. Does not include 94,354* shares of the Company held by his wife. Also includes 21,231,277 shares owned by RFPS Management Company I, Limited Partnership. The general partner of RFPS is RFA Management Company, LLC, a Georgia limited liability company, managed by LOR, Inc. Mr. Rollins is an officer and director of LOR, Inc. Mr. R. Randall Rollins and Mr. Gary W. Rollins have voting control of LOR, Inc. Also includes 142 shares of 401(k) stock. Also includes options to purchase 90,000 shares, which are currently exercisable or will become exercisable within 60 days of the date hereof. This excludes options to purchase 60,000 shares that are not currently exercisable and will not become exercisable within 60 days of the date hereof.

(3) Includes 928,050 shares of the Company in three trusts of which he is Co-Trustee and as to which he shares voting and investment power. Does not include 106,439* shares of the Company held by his wife. Also includes 21,231,277 shares owned by RFPS Management Company I, Limited Partnership. The general partner of RFPS is RFA Management Company, LLC, a Georgia limited liability company, managed by LOR, Inc. Mr. Rollins is an officer and director of LOR, Inc. Mr. R. Randall Rollins and Mr. Gary W. Rollins have voting control of LOR, Inc. Also includes 23,208 shares of 401(k) stock. Also includes options to purchase 180,000 shares, which are currently exercisable or will become exercisable within 60 days of the date hereof. Excludes options to purchase 120,000 shares that are not currently exercisable and will not become exercisable within 60 days of the date hereof.

 (4) Based upon information received by the Company, an aggregate of 5,931,225 shares of Company Common Stock are beneficially owned by Mario Gabelli and entities controlled directly or indirectly by Mario Gabelli as follows:
     GAMCO Investors, Inc., 3,974,675 shares; Gabelli Funds, L.L.C., 1,950,550 shares; and Mr. Mario Gabelli, 6,000 shares. GAMCO Investors, Inc. does not have authority to vote 197,550 shares of the total 3,974,675 held. Several of these entities share voting and disposition powers with respect to the shares of Company Common Stock held by them.

(5) Includes options to purchase 130,645 shares, which are currently exercisable or will become exercisable within 60 days of the date hereof. Also includes 1,444,859 shares held by the Rollins 401(k) Plan as to which Mr. Knottek has voting power, including 1,558 shares, which he also has a pecuniary interest. Excludes options to purchase 34,500 shares that are not currently exercisable and will not become exercisable within 60 days of the date hereof.

(6) Includes options to purchase 36,950 shares, which are currently exercisable or will become exercisable within 60 days of the date hereof. Includes 454,050 shares held by the Rollins Pension Plan as to which Mr. Cynkus has voting power. Also includes 991 shares of 401(k) stock and 73 shares of common stock in the Dividend Reinvestment Plan. Excludes options to purchase 18,000 shares that are not currently exercisable and will not become exercisable within 60 days of the date hereof.

(7) Includes 72,584 shares of the Company held as Custodian/Guardian for his minor children. Includes options to purchase 89,400 shares, which are currently exercisable or will become exercisable within 60 days of the date hereof. Does not include 18,301* shares of the Company held by his wife. Also includes 9,206 shares of 401(k) stock and 255 Purchase Plan shares. Excludes options to purchase 62,850 shares that are not currently exercisable and will not become exercisable within 60 days of the date hereof.

(8) Shares held in trusts as to which more than one officer and/or director are Co-Trustees have been included only once.

* Mr. R. Randall Rollins, Mr. Gary W. Rollins, and Mr. Glen Rollins disclaim any beneficial interest in these holdings.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, Mr. Wilton Looney and Mr. Bill J. Dismuke will be nominated to serve as Class III directors for a term of three years, and until the election and qualification of their successors. Four other individuals serve as directors but are not standing for re-election because their terms as directors extend past this Annual Meeting pursuant to provisions of the Company's Bylaws, which provide for the election of directors for staggered terms, with each director serving a three year term. Unless authority is withheld, the proxy holders will vote for the election of each nominee named below as a director. Although Management does not contemplate the possibility, in the event any nominee is not a candidate or is unable to serve as director at the time of the election, unless authority is withheld, the proxies will be voted for any nominee who shall be designated by the present Board of Directors and screened by the Nominating and Governance Committee to fill such vacancy.

     The name and age of each of the two nominees, their principal occupations, together with the number of shares of Common Stock beneficially owned, directly or indirectly, by each nominee and the percentage of outstanding shares that ownership represents, all as of the close of business March 5, 2004, (according to information received by the Company) are set out below. Similar information is also provided for those directors whose terms expire in future years.

                                                                                                      Shares            Percent of
                                                                          Service as                of Common          Outstanding
Name                                      Principal Occupation (1)         Director      Age        Stock (2)             Shares
------------------------------------------------------------------------------------------------------------------------------------
Class I
(Term Expires 2005)
R. Randall Rollins (3)............   Chairman of the Board of the       1968 to date        72       22,305,109 (4)        49.1
                                     Company; and Chairman of the
                                     Board of RPC, Inc. (oil and gas
                                     field services); and Chairman of
                                     the Board of Marine Products
                                     Corporation (boat manufacturing)

James B. Williams.................   Chairman of the Executive          1978 to date        70           30,000               *
                                     Committee of SunTrust Banks, Inc.
                                     (bank holding company) since
                                     1998; and Chairman of the Board
                                     and Chief Executive Officer of
                                     SunTrust Banks, Inc. from 1991 to
                                     1998

                                                                                                      Shares            Percent of
                                                                          Service as                of Common          Outstanding
Name                                      Principal Occupation (1)         Director      Age        Stock (2)             Shares
------------------------------------------------------------------------------------------------------------------------------------
Class II
(Term Expires 2006)
Gary W. Rollins (3)...............   Chief Executive Officer,           1981 to date        59       23,012,486 (5)        50.5
                                     President and Chief Operating
                                     Officer of the Company

Henry B. Tippie...................   Chairman of the Board and Chief    1960 to 1970;       77          515,700 (6)         1.1
                                     Executive Officer of Tippie        1974 to date
                                     Services, Inc. (management
                                     services); Chairman of the Board
                                     of Dover Downs Gaming and
                                     Entertainment, Inc. (operator of
                                     multi- purpose gaming and
                                     entertainment complex) since
                                     January 2002; and Chairman of the
                                     Board of Dover Motorsports, Inc.
                                     (operator of motorsports tracks)

Class III
(Term Expires 2007)

Wilton Looney.....................   Honorary Chairman of the Board of  1975 to date        84                2,250           *
                                     Genuine Parts Company (automotive
                                     parts distributor)

Bill J. Dismuke...................   Retired President of Edwards       1984 to date        67                1,350           *
                                     Baking Company (manufacturer of
                                     baked pies and pie pieces)

------------------------------

(1) Except as noted, each of the Directors has held the positions of responsibility set out in this column (but not necessarily his present title) for more than five years. In addition to the directorships listed in this column, the following individuals also serve on the Boards of Directors of the following companies: James B. Williams: The Coca-Cola Company, Genuine Parts Company, and Georgia-Pacific Corp.; R. Randall
     Rollins: SunTrust Banks, Inc., SunTrust Banks of Georgia, Dover Motorsports, Inc. and Dover Downs Gaming and Entertainment, Inc. All persons named in the above table, other than Bill J. Dismuke, are also directors of RPC, Inc. and Marine Products Corporation.

(2) Except as otherwise noted, the nature of the beneficial ownership for all shares is sole voting and investment power.

(3)  R. Randall Rollins and Gary W. Rollins are brothers.

(4) See information contained in footnote (2) to the table appearing in Capital Stock section.

(5) See information contained in footnote (3) to the table appearing in Capital Stock section.

(6) Includes 35,550** shares of Common Stock of the Company held by a trust of which he is Co-Trustee and as to which he shares voting and investment power and 150 shares held in a wholly owned corporation as to which shares he has beneficial interest. Does not include shares of Common Stock of the Company owned by Rollins Holding Company, an interest in which is indirectly held by a trust of which Mr. Tippie is a Co-Trustee but not a beneficiary, and 450** shares held by his wife.

*    Less than 1% of outstanding shares.

**   Mr. Henry B. Tippie disclaims any beneficial interest in these holdings.

                   CORPORATE GOVERNANCE AND BOARD OF DIRECTORS
                     COMPENSATION, COMMITTEES AND MEETINGS

Board Meetings and Compensation

     During 2003, non-employee directors received $12,000 from the Company, plus $1,000 for each meeting of the Board of Directors or committee they attended. In addition, a non-employee director that served as Chairman of a Committee received $4,000 for each committee of which he or she was chairman. The Board of Directors met four times during the fiscal year ended December 31, 2003. No director attended fewer than 75 percent of the Board meetings and meetings of committees on which he or she served during 2003. Board members are encouraged to attend our Annual Stockholder Meetings and all Board members were in attendance  at last year's  meeting.  The Board of Directors  has the  following
Committees: Audit Committee, Compensation Committee, Executive Committee, Nominating and Governance Committee and Diversity Committee.

Audit Committee

     The Audit Committee of the Board of Directors of the Company consists of Henry B. Tippie, (Chairman), Wilton Looney and James B. Williams. The Audit Committee held five meetings during the fiscal year ended December 31, 2003. The Board of Directors has determined that all of the members of the Audit Committee are independent as that term is defined by the rules of the Securities and Exchange Commission ("SEC") and the New York Stock Exchange ("NYSE"). The Board of Directors at its meeting on January 27, 2004 has determined that all of the Audit Committee members are "Audit Committee Financial Expert(s)" as defined in the SEC rules. Additionally, at the January 27, 2004 Board of Directors meeting, the Board of Directors has determined that the simultaneous service by Mr. James
B. Williams on the Audit Committees of three other publicly traded companies does not impair his ability to effectively serve on the Audit Committee of Rollins, Inc. The Audit Committee meets with the Company's independent public accountants, internal auditor, Chief Executive Officer and Chief Financial Officer to review the scope and results of audits and recommendations made with respect to internal and external accounting controls and specific accounting and financial reporting issues. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as it deems necessary to carry out its duties. On January 27, 2004, the Audit Committee recommended and the Board of Directors approved changes to the audit committee charter. This charter is included herein as Appendix A and is also available on the Company's website at www.rollins.com, under the Governance section.

Compensation Committee

     The Compensation Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), Wilton Looney and James B. Williams. It held one meeting during the fiscal year ended December 31, 2003. The function of the Compensation Committee is to set the base salary and cash based incentive compensation of all of the Named Executives. The Compensation Committee also administers the Rollins, Inc. Employee Stock Incentive Plan.

Executive Committee

     The Executive Committee of the Board of Directors of the Company consists of R. Randall Rollins and Gary W. Rollins. It held one meeting and took action twice by unanimous consent during the fiscal year ended December 31, 2003. The function of the Executive Committee is to take all permitted actions of the Board in its stead as permitted by the Company's by-laws. The members of the Executive Committee do not receive any additional compensation for their duties on the Committee.

Nominating and Governance Committee

     The Nominating and Governance Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), Wilton Looney and James B. Williams, each of whom is independent, as discussed above. The Committee was formed in 2002 pursuant to a resolution passed by the Board of Directors for the following purposes:

     - to recommend to our Board of Directors nominees for director and to consider any nominations properly made by a stockholder;

     - upon request of our Board of Directors, to review and report to the Board with regard to matters of corporate governance; and

     - to make recommendations to our Board of Directors regarding the agenda for our annual stockholders' meetings and with respect to appropriate action to be taken in response to any stockholder proposals.

     The Nominating and Governance Committee held one meeting during the fiscal year ended December 31, 2003. The Company is not required by law or by NYSE rules to have a nominating committee or a compensation committee composed of independent directors since we are a "controlled corporation" as defined by NYSE Rule 303A. The Company is a "controlled corporation" because a group that includes the Company's Chairman of the Board R. Randall Rollins, his brother Gary W. Rollins who is a director, his nephew Glen Rollins who is Gary W. Rollins' son and Vice President of Rollins, Inc. and certain companies under their control, possess in excess of fifty percent of the Company's voting power. The Board of Directors of the Company established the Nominating and Governance Committee to promote responsible corporate governance practices and currently intends to maintain the Committee going forward.

     Under Delaware law, there are no statutory criteria or qualifications for directors. No criteria or qualifications have been prescribed by the Board at this time. The Nominating and Governance Committee does not have a formal charter or a formal policy with regard to the consideration of director candidates, however it acts under the guidance of the corporate governance guidelines approved by the Board of Directors on January 27, 2004 and posted on the Company's website at www.rollins.com under the Governance section. The Board believes that it should preserve maximum flexibility in order to select directors with sound judgment and other qualities, which are desirable in corporate governance. According to the Company's corporate governance guidelines, the Board of Directors will be responsible for selecting its own members. The Board delegates the screening process involved to the Nominating and Governance Committee. This Committee is responsible for determining the appropriate skills and characteristics required of Board members in the context of the then current make-up of the Board. This determination should take into account all factors which the Committee considers appropriate, such as independence, experience, strength of character, mature judgment, technical skills, diversity, age and the extent to which the individual would fill a present need on the Board. The Company's by-laws provide that nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Nominations must comply with an advance notice procedure which generally requires, with respect to nominations for directors for election at an annual meeting, that written notice be addressed to:
Secretary, Rollins Inc., 2170 Piedmont Road, N.E., Atlanta, Georgia 30324, not less than ninety days prior to the anniversary of the prior year's annual meeting and set forth the name, age, business address and, if known, residence address of the nominee proposed in the notice, the principal occupation or employment of the nominee for the past five years, the nominee's qualifications, the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings. The Committee is responsible for screening the nominees that are selected by the Board of Directors for nomination to the Board and for service on committees of the Board. The Company has not received a recommendation for a director nominee from a shareholder. All of the nominees for directors being voted upon at the Annual Meeting to be held on April 27, 2004 are directors standing for re-election.

     The Company also has a process for interested parties, including stockholders, to send communications to our Board of Directors. Communications to the Board of Directors may be sent in the following manner: By corresponding with The General Counsel, Rollins, Inc., 2170 Piedmont Road, N.E., Atlanta, Georgia 30324.

Instructions for communications with the directors are posted on our website at www.rollins.com under the Governance section. All communications received from interested parties are forwarded to the Board of Directors. Any communication addressed solely to the non-management directors will be forwarded to them.

Diversity Committee

     The Diversity Committee of the Board of Directors of the Company consists of Henry B. Tippie (Chairman), Wilton Looney and James B. Williams. It held one meeting during the fiscal year ended December 31, 2003. The function of the Diversity Committee is to monitor compliance with applicable non-discrimination laws.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the directors named above who serve on the Company's Compensation Committee are employees of the Company. There are no discloseable Compensation Committee Interlocks.

                REPORTS OF THE AUDIT AND COMPENSATION COMMITTEES
                             AND PERFORMANCE GRAPH

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate other Company filings, including this Proxy Statement, in whole or in part, the following Report of the Audit Committee, Report of the Compensation Committee on Executive Compensation and the Performance Graph included herein shall not be incorporated by reference into any such filings.

                          REPORT OF THE AUDIT COMMITTEE

     Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee's responsibility is generally to monitor and oversee these processes, as described in the Audit Committee Charter. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management.

     In fulfilling its oversight responsibilities with respect to the year ended December 31, 2003, the Audit Committee:

     - Approved the terms of the engagement of Ernst & Young LLP as independent public accountants of the Company for the year ended December 31, 2003;

     - Reviewed with management and the independent public accountants the interim financial information included in the Form 10-Q's prior to their being filed with the SEC. In addition, the Committee reviewed all earnings releases with management and independent public accountants prior to their release;

     - Reviewed and discussed with the Company's management and the independent public accountants the audited consolidated financial statements of the Company as of December 31, 2003 and 2002 and for the three years then ended. The discussion included matters related to the conduct of the audit, such as the selection and changes in accounting policies, significant adjustments arising from the audit and the absence of any disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements;

     -    Discussed with the independent public accountants the matters required
          to  be  discussed  by   Statement  on  Auditing   Standards   No.  61,
          "Communications with Audit Committees;" and

     - Received from the independent public accountants the written disclosures and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the public accountants the firm's independence from the Company.

     Based upon the review and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company and subsidiaries as of December 31, 2003 and 2002 and for the three years then ended, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003 and for filing with the Securities and Exchange Commission.

     In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and
(ii) the report of the Company's independent public accountants with respect to such financial statements.

     Submitted by the Audit Committee of the Board of Directors.

                                    AUDIT COMMITTEE
                                    Henry B. Tippie, Chairman
                                    Wilton Looney
                                    James B. Williams

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     During fiscal year 2003, the members of the Compensation Committee of the Board of Directors held responsibility for determining the base salary for all of the Named Executives, the stock-based incentive plans for all of the Named Executives as well as the cash incentive plan for all of the Named Executives. The Compensation Committee is comprised of outside directors who are not eligible to participate in the Company's compensation plans and over whose names this report is presented.

     The Company is engaged in a highly competitive industry. The actions of the executive officers have a profound impact on the short-term and long-term profitability of the Company; therefore, the design of the executive officer compensation package is very important. In order to retain key employees, the Company has an executive compensation package that is driven by an increase in shareholder value, the overall performance of the Company, and the individual performance of the executive. The measures of the Company's performance include revenue growth, pretax profit plan achievement, and pretax profit improvement over the past year.

     Pursuant to the above compensation philosophy, the three main components of the executive compensation package are base salary, an incentive cash plan and stock-based incentive plans.

     The factors subjectively used in determining base salary include the recent profit performance of the Company, the magnitude of responsibilities, the scope of the position, individual performance and the pay received by peers in similar positions in the same geographic area. These factors are not used in any specific formula or weighting. The salaries of the Named Executives are reviewed annually. Five Named Executives received raises in 2003 that were based on their individual performances and overall departmental improvements.

     At the Annual Meeting on April 22, 2003, the stockholders approved the terms relating to incentive cash compensation to be paid to Rollins, Inc. executive officers pursuant to the incentive cash plan. Executive officers are entitled to receive bonuses up to 80% of their base salaries, not to exceed a maximum dollar amount of $2,000,000 per individual per year, upon achievement of bonus performance goals, which have been preset by the Compensation Committee. These performance goals must be one or more of the following: Rollins, Inc. revenue growth, pretax profit plan achievement, and pretax profit improvement over the prior year. The bonus performance goals for 2003 were pre-established by the Compensation Committee and ratified by the Board of Directors for all executive officers. For future years, goals will be set prior to the beginning of the year. Rollins, Inc. believes that the incentive-related provisions provide performance incentives that are and will be beneficial to Rollins, Inc. and its stockholders. This plan will be in place until April 22, 2008. All of the Named Executives participating in this plan earned a bonus for 2003 as a result of achievement of pre-established performance goals.

     Awards under the Company's stock incentive plans are purely discretionary, and are not based upon any specific formula and may or may not be granted in any given fiscal year. When considering the grant of stock options, the Compensation Committee gives consideration to the overall performance of the Company and the performance of individual employees. Grants are made under the Company's stock incentive plans and the plans are administered by non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. During the fiscal year 2003, one non-Director Named Executive was granted 37,500 Incentive Stock Options. In general, these grants were based upon the scope of the position and the individual performance of the individual.

     The Compensation Committee currently believes that option grants under the Company's 1998 Employee Stock Incentive Plan will be exempt for purposes of determining the $1 million deductibility limit of Section 162(m) of the Internal Revenue Code of 1986, as amended. However, the Committee has evaluated the future status of the participants in the Company's stock plans and has determined that certain participants will exceed the $1 million aggregate compensation limit during future fiscal years. The Committee believes that awards made under the performance-based incentive compensation plan for 2004 and later years will qualify for the exemption under Section 162(m) for purposes of calculating the $1 million deductibility limit.

CEO COMPENSATION

     The CEO's compensation is determined by the Compensation Committee. For fiscal year 2003, the cash compensation for Gary W. Rollins was $1,400,000, of which $1,000,000 was base salary and $400,000 was a cash incentive bonus paid in the first quarter of 2004 for 2003. Mr. Rollins received a bonus due to the achievement of pre-set bonus performance goals, as discussed above. The CEO's base salary is determined based upon the factors discussed above. The decision of the Compensation Committee is, however, subjective and is not based upon any specific formula or guidelines. The CEO does not consult with the Compensation Committee when his salary is determined. In 2003, no member of the Compensation Committee participated in any Company incentive program.

                                    COMPENSATION COMMITTEE
                                    Henry B. Tippie, Chairman
                                    Wilton Looney
                                    James B. Williams

                               PERFORMANCE GRAPH

     As part of the executive compensation information presented in this Proxy Statement, the SEC requires a five year comparison of the cumulative total stockholder return based on the performance of the stock of the Company as compared with both a broad equity market index and an industry or peer group index. The indices included in the following graph are the S&P 500 Index and the S&P 500 Commercial Services Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

EDGAR PRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC
Dollars

                        12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
Rollins                   100.00      86.79     117.38     118.50     152.25     204.22
S&P 500                   100.00     121.04     110.02      96.95      75.52      97.18
S&P Comm'l Serv           100.00      76.70      93.44      92.67      91.30     101.95

                       ASSUMES INITIAL INVESTMENT OF $100
                 *TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS
               NOTE: TOTAL RETURNS BASED ON MARKET CAPITALIZATION

                             EXECUTIVE COMPENSATION

     Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the calendar years ended December 31, 2003, 2002 and 2001, of those persons who were, at December 31, 2003 (i) the chief executive officer and (ii) the other most highly compensated executive officers of the Company whose total annual compensation exceeded $100,000 (the "Named Executives"):

                           SUMMARY COMPENSATION TABLE

                                                                            Long-Term Compensation Awards
                                                                        ---------------------------------------
                                          Annual Compensation           Restricted     Securities                     All Other
                                     ----------------------------------   Stock        Underlying        LTIP       Compensation
Name and Principal Position           Year      Salary        Bonus     Awards (2)    Options (#)      Payouts           (1)
------------------------------------------------------------------------------------------------------------------------------------
R. Randall Rollins................      2003    $  700,000   $280,000        ---            ---           ---          $ 3,600
Chairman of the Board                   2002       500,000    200,000        ---        150,000           ---            3,300
                                        2001       450,000        ---        ---            ---           ---            2,500

Gary W. Rollins...................      2003    $1,000,000   $400,000        ---            ---           ---          $ 3,600
Chief Executive Officer, President      2002       900,000    300,000        ---        300,000           ---            3,300
    & Chief Operating Officer           2001       850,000        ---        ---            ---           ---            2,400

Michael W. Knottek................      2003    $  250,000   $ 84,375        ---            ---           ---          $ 3,600
Senior Vice President                   2002       234,250     94,800   $ 50,000         30,000           ---            3,300
    and Secretary                       2001       223,500     90,400        ---         30,000           ---            2,550

Harry J. Cynkus...................      2003    $  210,000   $ 70,875        ---            ---           ---          $ 3,600
Chief Financial Officer                 2002       195,433     79,200   $ 50,000         30,000           ---            3,300
   and Treasurer                        2001       184,533     76,120        ---            ---           ---            2,550

Glen Rollins......................      2003    $  315,000   $126,000        ---         37,500           ---          $ 3,600
Vice President                          2002       213,800    106,900   $ 50,000         30,000           ---            3,300
                                        2001       195,133     69,374        ---         30,000           ---            2,550

------------------------------

(1) The amounts shown in this column represent the Company match for the Named Executives under the Rollins 401(k) Plan ("401(k) Plan"), a qualified retirement plan adopted by the Company on October 1, 1983 and designed to meet the requirements of Section 401(k) of the Internal Revenue Code. The 401(k) Plan provides for a matching contribution (made in the form of Common Stock of the Company) of thirty cents ($.30) for each one dollar ($1.00) of a participant's contributions to the 401(k) Plan that do not exceed 6 percent of his or her annual compensation (which includes commissions, overtime and bonuses). A participant's voluntary pre-tax salary deferrals made under the 401(k) Plan are in lieu of payment of compensation to the participant.

(2) At the January 28, 2003 Board Meeting, the Compensation Committee of the Board of Directors granted to three non-Director Named Executives a $50,000 bonus each for 2002 performance to be paid in Rollins, Inc. Common Stock less any applicable withholding taxes. On February 28, 2003, each of the three non-Director Named Executives received 1,719 shares at an average price of $19.07. Applicable withholding taxes were approximately $17,000 per grant. At December 31, 2003, the value of the 1,719 shares was $38,763 based on the closing price as of December 31, 2003 of $22.55 per share.

                      OPTION/SAR GRANTS IN FISCAL YEAR 2003

     During 2003, the Named Executives set forth below received stock options. No stock options were granted to the other Named Executives. Also, no Named Executive received any Stock Appreciation Rights during 2003.

                                                             Individual Grants
                                                        ---------------------------
                                                         Percent of                                       Potential Realizable
                                                           Total                                          Value at Annual Rates
                                         Number of        Options                                             Of Stock Price
                                        Securities       Granted to                                          Appreciation for
                                        Underlying       Employees        Exercise                            Option Term (2)
                                          Options        in Fiscal        or Base        Expiration  -------------------------------
Name                                      Granted           Year        Price ($/Sh)        Date          5% ($)        10% ($)
------------------------------------------------------------------------------------------------------------------------------------
Glen Rollins........................     37,500(1)          8.3%          $18.64          1/28/13        $439,597     $1,114,026

------------------------------

(1) These Incentive Stock Options were granted on January 28, 2003 at an exercise price of $18.64 per share, the market price on the date of grant. These options vest and become exercisable 20% each year over 5 years and expire after 10 years.

(2) These amounts, based on assumed appreciation rates of 5% and 10% prescribed by the Securities and Exchange Commission rules, are not intended to forecast possible future appreciation, if any, of the Company's stock price. These numbers do not take into account certain provisions of options providing for termination of the option following termination of employment, nontransferability, or phased-in vesting. The Company did not use an alternative formula for a grant date valuation as it is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.

               AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2003
                         AND YEAR-END OPTION/SAR VALUES

                                                                                         Number of
                                                                                         Securities               Value of
                                                                                         Underlying              Unexercised
                                                                                        Unexercised             In-the-Money
                                                                                       Options/SAR's            Options/SAR's
                                                                                       At FY-End (#)          At FY-End ($) (1)
                                            Shares Acquired            Value            Exercisable/            Exercisable/
Name                                        On Exercise (#)        Realized ($)        Unexercisable            Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
R. Randall Rollins...................             ---               $   ---            60,000/90,000          $567,083/$850,625
Gary W. Rollins......................             ---                   ---          120,000/180,000        1,154,081/1,731,122
Michael W. Knottek...................          11,305                72,069           104,545/60,600          1,066,711/603,979
Harry J. Cynkus......................           8,250                87,740            31,350/27,600            304,036/276,829
Glen Rollins.........................             ---                   ---            65,100/84,300            665,992/624,364

------------------------------

(1) Based on the closing price of the Company's Common Stock on the New York Stock Exchange on December 31, 2003 of $22.55 per share.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information regarding equity compensation plans as of December 31, 2003.

                                                                                                            Number of Securities
                                                                                                           Remaining Available for
                                                  Number of Securities To Be  Weighted Average Exercise     Future Issuance Under
                                                   Issued Under Exercise of      Price of Outstanding     Equity Compensation Plans
                                                     Outstanding Options,       Options, Warrants and       (Excluding Securities
                                                     Warrants and Rights                Rights            Reflected in Column (A))
Plan Category                                                (A)                         (B)                         (C)
------------------------------------------------------------------------------------------------------------------------------------
Equity compensation plans approved
    by Security holders.............                      3,020,673                     $13.31                     943,417
Equity compensation plans not
    approved by security holders....                        150,000(1)                  $12.77                         ---
Total...............................                      3,170,673                     $13.31                     943,417

------------------------------

(1) These stock options were granted to Mr. Gary W. Rollins, Chief Executive Officer of Rollins, Inc., on January 22, 2002. The total amount of the grant was 300,000, however the Company's 1998 Employee Stock Incentive Plan under which these options were granted states that no one person may receive in any one year over 100,000 in options (Mr. Rollins' pre-split option grant was for 200,000 shares). Therefore, the excess is deemed not issued under a security holder approved equity compensation plan. Shares issued upon exercise of these options must be of treasury shares.

                                  BENEFIT PLANS

     The Rollins, Inc. Retirement Income Plan is a trusteed defined benefit pension plan. The amounts shown on the following table are those annual benefits payable for life on retirement at age 65. The amounts computed in the following table assume: (a) that the participant remains in the service of the Company until his normal retirement date at age 65; (b) that the participant's earnings continue at the same rate as paid in the year ended December 31, 2003 during the remainder of his service until age 65; (c) that the normal form of benefit is a single-life annuity; and (d) that the Plan continues without substantial modification.

                               PENSION PLAN TABLE

                                                Years of Service
                  ----------------------------------------------------------------------------
   Remuneration         15          20          25           30           35           40
----------------------------------------------------------------------------------------------
    $  100,000         18,000      24,000      30,000       36,000      42,000        42,000
       200,000         36,000      48,000      60,000       72,000      84,000        84,000
       300,000         54,000      72,000      90,000      108,000     126,000       126,000
       400,000         72,000      96,000     120,000      144,000     168,000       168,000
       500,000         90,000     120,000     150,000      180,000     210,000       210,000
       600,000        108,000     144,000     180,000      216,000     252,000       252,000
       700,000        126,000     168,000     210,000      252,000     294,000       294,000
       800,000        144,000     192,000     240,000      288,000     336,000       336,000
       900,000        162,000     216,000     270,000      324,000     378,000       378,000
     1,000,000        180,000     240,000     300,000      360,000     420,000       420,000

     The above table does not reflect the Plan's offset for Social Security average earnings, the maximum limit on compensation under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), or the maximum benefit limitations under Section 415 of the Code. The compensation for the Named Executives is identical to the compensation reflected in the Summary Compensation Table under the two columns titled "Salary" and "Bonus".

     Retirement income benefits are based on the average of the employee's compensation from the Company for the five consecutive complete calendar years of highest compensation during the last ten consecutive complete calendar years ("final average compensation") immediately preceding the employee's retirement date or, if earlier, the date of his termination of employment. All employees of the Company and its subsidiaries (other than employees subject to collective bargaining agreements) who commenced employment prior to January 1, 2002 are eligible to participate in the Retirement Income Plan after completing one year of service (a consecutive 12-month period with 1,000 hours of service). The benefit formula is 1.2% of final average compensation less 0.6% of final average FICA earnings, multiplied by years of service (maximum 35 years). However, a participant's benefits will not be less than the greater of his benefit earned as of December 31, 2001 or his benefit as of December 31, 2001 multiplied by a fraction in which the numerator is the final average compensation when the participant's credited service ends and the denominator is the participant's final average compensation at December 31, 2001. The Plan also provides reduced early retirement benefits under certain conditions. In accordance with the Code, the maximum annual benefit that may be paid to a Retirement Income Plan beneficiary in 2004 is $165,000. In accordance with the Code (as amended by the Economic Growth and Tax Relief Reconciliation Act of 2001), the maximum compensation recognized by the Retirement Income Plan is $205,000 in 2004. Retirement benefits accrued at the end of any calendar year will not be reduced by any subsequent changes in the maximum compensation limit.

     The current credited years of service for the Named Executives, each of whom is a participant in the Plan, are: R. Randall Rollins, 20 years; Gary W. Rollins, 35 years; Michael W. Knottek, 6 years; Harry J. Cynkus, 5 years; and Glen Rollins, 14 years.

     Effective October 1, 1983, the Company adopted a qualified retirement plan designed to meet the requirements of Section 401(k) of the Code ("401(k) Plan"). The only form of benefit payment under the 401(k) Plan is a single lump-sum payment equal to the vested balance in the participant's account on the date the distribution is processed. Under the 401(k) Plan, the full amount of a participant's vested benefit is payable upon his termination of employment, retirement, total and permanent disability, or death. While employed, a participant may withdraw contributions to the extent that certain specified instances of financial hardship, and may withdraw all or any portion of his pre-tax account after attaining the age of 59 1/2. In addition, a participant may withdraw all or any portion of his rollover account at any time and for any reason. Amounts contributed by the Company to the accounts of Named Executives for 2003 under this plan are included in the "All Other Compensation" column of the Summary Compensation Table on Page 12.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On July 23, 2002 Rollins, Inc. ("Rollins") voted to dismiss its independent accountants, Arthur Andersen LLP ("Andersen"), and to engage the services of Ernst & Young LLP ("Ernst & Young") to serve as its new independent accountants, effective immediately. This determination followed Rollins' decision to seek proposals from independent accountants to audit Rollins' financial statements for the fiscal year ending December 31, 2002. The decision to dismiss Andersen and to engage the services of Ernst & Young was approved by Rollins' Board of Directors upon the recommendation of its Audit Committee.

     During Rollins' two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through July 23, 2002, there were no disagreements between Rollins and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within Rollins' two most recent fiscal years ended December 31, 2001 and 2000, or during any subsequent interim period through July 23, 2002.

                       PRINCIPAL AUDITOR FEES AND SERVICES

     The audit reports of Andersen on the consolidated financial statements of Rollins and subsidiaries as of and for the fiscal year ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     As required under Securities and Exchange Commission regulations, Rollins provided Andersen with a copy of the foregoing disclosures and requested that Andersen furnish Rollins with a letter addressed to the Commission stating whether it agrees with the statements by Rollins in this disclosure and, if not, stating the respects in which it does not agree. Although reasonable efforts have been made by Rollins, it has been unable to obtain such a letter from Andersen.

     During Rollins' years ended December 31, 2002 and 2001, and the subsequent interim period through July 23, 2002, Rollins did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction or regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

     Ernst & Young has served as the Company's independent public accountants since July 24, 2002 for the fiscal years ended December 31, 2003 and 2002. In addition to performing the audit of the Company's consolidated financial statements, Ernst & Young provided various other services during 2003 and 2002.

     The Audit Committee has appointed Ernst & Young as Rollins, Inc.'s independent public accountants for the fiscal year ending December 31, 2004. Representatives of Ernst & Young are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                                         2003           2002
                                                    -------------   ------------
Audit Fees (1)                                        $199,762       $161,321
Audit-Related Fees (2)                                  43,000            ---
Tax Fees (3)                                            12,923         17,640
All Other Fees                                             ---            ---
                                                    -------------   ------------
Total                                                 $255,685       $178,961 *
                                                    =============   ============
------------------------------

(1) Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)  Audit-related  fees  consisted   primarily  of  accounting   consultations
     and employee benefit plan audits.

(3)  Consists of tax return preparation fees.

* Andersen, the Company's previous independent auditors, were paid the following for fiscal year 2002: $3,300 for audit fees, $7,615 for all other fees. Andersen served as the Company's independent auditors from January 1, 2002 thru July 23, 2002.

     All of the services described above were approved by the Company's Audit Committee. The Audit Committee has determined that the payments made to its independent public accountants for these services are compatible with maintaining such auditors' independence. All of the hours expended on the principal accountant's engagement to audit the financial statements of the Company for the year 2003 and 2002 were attributable to work performed by full-time, permanent employees of the principal accountant. There are no pre-approved amounts currently set by the Audit Committee.

     The Audit Committee is directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent public accountants, including resolution of disagreements between management and the independent public accountants regarding financial reporting. The Audit Committee is responsible for pre-approving all audit and non-audit services provided by the independent public accountants and ensuring that they are not engaged to perform the specific non-audit services proscribed by law or regulation. The Audit Committee has delegated pre-approval authority to its Chairman with the stipulation that his decision is to be presented to the full Committee at its next scheduled meeting.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     At the Company's October 22, 2002 Board of Directors' meeting, the independent directors of the Board of Directors and the Audit Committee approved three related party transactions. The Audit Committee and the independent directors were furnished with full disclosure of the transactions, including independent appraisals, and determined that the terms of each transaction were reasonable and fair to the Company. The first approval was the purchase of the Rollins Training Center on October 31, 2002 for $3.1 million from RTC, LLC, a company controlled by R. Randall Rollins, Chairman of the Board of Rollins, Inc. The second approval was the purchase of hand-held computer software development known as PowerTrak Version 1.0 from RRR Associates, a company controlled by R. Randall Rollins. The purchase was made during the fourth quarter of 2002 at an approved purchase price of $250,000. The third approval was a lease agreement effective July 1, 2002 that expires June 30, 2007 for company real estate in Okeechobee County, Florida to be leased to Rollins Ranch, a division of LOR, Inc., a company controlled by R. Randall Rollins and Gary W. Rollins, Chief Executive Officer, President and Chief Operating Officer of Rollins, Inc. The annual lease rate on this real estate is $131,939. In the opinion of Management, these related party transactions were reasonable and fair to the Company and will not have a material effect on the Company's financial position, results of operations or liquidity.

     At the Company's January 28, 2003 Board of Directors' meeting, the independent directors of the Board of Directors and the Audit Committee approved four related party transactions. The Audit Committee and the independent directors were furnished with full disclosure of the transactions, including independent appraisals, and determined that the terms of each transaction were reasonable and fair to the Company and will not have a material effect on the Company's financial position, results of operations or liquidity. The first approval was the ratification of the current arrangement between Rollins, Inc. and LOR, Inc., a company controlled by R. Randall Rollins and Gary W. Rollins, related to sharing the aviation hangar located at the Dekalb-Peachtree Airport as well as the usage of a JetStar II, owned by Rollins, Inc., and the Gulfstream III N30WR, owned by LOR, Inc. The Jetstar II was sold by Rollins, Inc. in
October 2003 and Rollins, Inc. purchased a Gulfstream III N330WR to replace it in October 2003 (see discussion below). LOR, Inc. leases half of the hangar from Rollins, Inc. for a total annual lease amount of $14,873. This lease expires on January 24, 2008. The hangar currently houses three airplanes, two of which are not owned by Rollins, Inc. and reside on the portion of the hangar leased by LOR, Inc. All other expenses related to the hangar are also shared equally by Rollins, Inc. and LOR, Inc. Total expenses for 2003 were approximately $116,000, which includes rental, utilities, maintenance and repairs, depreciation, property tax and miscellaneous expense. Pursuant to this arrangement the usage is billed on a monthly basis. The Jetstar II was charged at a rate of $5,250 before it was sold and the Gulfstream III's are charged at a rate of $12,745 each, per month. These amounts are charged regardless of whether the planes are used. All expenses related to each respective aircraft are paid for by the owner of each aircraft, except for fuel. Fuel is paid for by Rollins, Inc. and billed monthly to the company using the aircraft. Additionally, when Mr. R. Randall Rollins and Mr. Gary W. Rollins used the JetStar II, prior to its sale, or use the Gulfstream III N330WR for personal use they are billed for such use at the rate of $1,000 per hour, which approximates the fuel cost. The total hourly usage for 2003 was approximately 5.4 hours or $5,400. The Company on occasion uses the Gulfstream III N30WR and is also billed for its use at a rate of $1,000 per hour, which approximates the fuel cost. The second approval was the ratification of the arrangement concerning the rental of office space to LOR, Inc. located at 2170 Piedmont Road, N.E., Atlanta, Georgia 30324. The property located at 2170 Piedmont Road is owned by Rollins Continental, Inc. a wholly owned subsidiary of Rollins, Inc. Currently LOR, Inc. occupies approximately 360 square feet of office space in the building located at 2170 Piedmont Road. The annual rental rate is $3,924. The third approval was the ratification of the arrangement concerning the rental of office space to LOR, Inc. located at 710 Lakeshore Circle, Atlanta, Georgia 30324. The property located at 710 Lakeshore Circle is also owned by Rollins Continental, Inc. Currently LOR, Inc. occupies approximately 3,344 square feet of office space in the building located at 710 Lakeshore Circle. The annual rental rate is $40,800. The fourth approval was the ratification of the current arrangement related to the payment of fees for the services of a programmer/analyst that was employed by LOR, Inc. but has become employed by Rollins, Inc. in the first quarter of 2003. The programmer/analyst is being used to further develop the PowerTrak Version 1.0 hand-held computer software purchased in the fourth quarter of 2002 (as discussed in the above paragraph). The hourly wage paid to LOR, Inc. was $32 per hour, which equated to $66,560 per year, including overhead. In the opinion of Management, these related party transactions were reasonable and fair to the Company and will not have a material effect on the Company's financial position, results of operations or liquidity.

     At the Company's October 28, 2003 Board of Directors' meeting, the independent directors of the Board of Directors and the Audit Committee approved an amendment to the arrangements with LOR, Inc. regarding the usage of the aircrafts, as discussed above, to provide that they would substitute the Gulfstream III N330WR for the Jetstar II, that was sold, with all other provisions remaining the same except that the Gulfstream III N330WR is charged at a rate of $12,745 per month. The decision was based on full disclosure including independent appraisals. In the opinion of Management, this related party transaction was reasonable and fair to the Company and will not have a material effect on the Company's financial position, results of operations or liquidity.

     Employees of Rollins, Inc. confer with employees of LOR, Inc. and RRR Associates and vice versa. No fees are charged for these services because, in the opinion of Management, the activity is mutually beneficial and offsetting.

     The Company is contemplating the sale of real estate in Okeechobee County, Florida to LOR, Inc. or an entity wholly owned by LOR, Inc. The real estate is under a lease agreement, as discussed above. The Company is also contemplating the sale of two pieces of real estate in Sussex County, Delaware to LOR, Inc. or an entity wholly owned by LOR, Inc. In addition, the Company is contemplating the purchase of real estate located at 2158 Piedmont Road, N.E., Atlanta, Georgia 30324, adjacent to the Company's headquarters, from LOR, Inc. The Board of Directors, at its quarterly meeting on January 27, 2004, approved the formation of a committee made up of Messrs. Bill J. Dismuke and James B. Williams, who are independent directors, to evaluate the transactions. The Company is currently unable to quantify the dollar amounts involved with respect to these proposed transactions.

     The Committee will be furnished with full disclosure of the transactions, including independent appraisals, and will only approve each transaction if it determines that the terms of the transaction are reasonable and fair to the Company and its stockholders. If the transactions are approved by the Committee, the transactions are expected to close in the first or second quarter of 2004.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company has completed a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company by all directors, officers and greater than 10 percent stockholders subject to the provisions of Section 16 of the Securities Exchange Act of 1934. In addition, the Company has a written representation from all directors, officers and greater than 10 percent stockholders from whom no Form 5 was received, indicating that no Form 5 filing was required. Based solely on this review, the Company believes that all filing requirements of such persons under Section 16 for the fiscal year ended December 31, 2003 were timely satisfied.

                              STOCKHOLDER PROPOSALS

     Appropriate proposals of stockholders intended to be presented at the Company's 2005 Annual Meeting of the Stockholders, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company by November 19, 2004 for inclusion in its proxy statement and form of proxy relating to that meeting. With respect to the Company's annual meeting of the stockholders to be held in 2005, all stockholder proposals submitted outside the stockholder proposal rules contained in Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, which pertains to the inclusion of stockholder proposals in a Company's proxy materials, must be received by the Company by February 2, 2005, in order to be considered timely. With regard to such stockholder proposals, if the date of the next annual meeting of stockholders is advanced or delayed more than 30 calendar days from April 27, 2005, the Company will, in a timely manner, inform its stockholders of the change and of the date by which such proposals must be received. With respect to stockholder nomination of directors, the Company's by-laws provide that nominations for the election of directors may be made by any stockholder entitled to vote for the election of directors. Nominations must comply with an advance notice procedure which generally requires with respect to nominations for directors for election at an annual meeting, that written notice be addressed to: Secretary, Rollins, Inc., 2170 Piedmont Road, N.E., Atlanta, Georgia 30324, not less than ninety days prior to the anniversary of the prior year's annual meeting and set forth the name, age, business address and, if known, residence address of the nominee proposed in the notice, the principal occupation or employment of the nominee for the past five years, the nominee's qualifications, the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and any other information relating to the person that would be required to be disclosed in a proxy statement or other filings. Such nominations must be submitted by January 27, 2005, with respect to directors to be elected at the 2005 Annual Meeting of Stockholders.

                                  MISCELLANEOUS

     The Company's Annual Report on Form 10-K for the calendar year ended December 31, 2003 is being mailed to stockholders with this proxy statement.

     Management knows of no business other than the matters set forth herein which will be presented at the meeting. Inasmuch as matters not known at this time may come before the meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the meeting; and it is the intention of the persons named in the proxy to vote in accordance with their best judgment on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Michael W. Knottek
                                          --------------------------------------
                                          Michael W. Knottek, Secretary

Atlanta, Georgia
March 19, 2004

                                                                      APPENDIX A

                                  ROLLINS, INC.
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

PURPOSE

     The  Audit  Committee  (the  "Committee")  is  appointed  by the  Board  of
Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary purpose is to monitor the integrity of the Company's financial reporting process, including (by overseeing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof) the Company's systems of internal accounting and financial controls, the performance of the Company's internal audit function, the independent auditor's qualifications and independence, the Company's compliance with ethics policies and legal and regulatory requirements statements, and the annual independent audit of the Company's financial statements. The Committee will monitor the independence, performance, and qualifications of the Company's independent auditors.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee is authorized to retain outside counsel, auditors or other experts and professionals for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the company and to any advisors employed by the Company as well as ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

MEMBERSHIP

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition shall meet all requirements of the Audit Committee policy of the New York Stock Exchange.

     Accordingly, all of the members must be directors:

     --- Who are independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory, or compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the New York Stock Exchange. Under Rule 10A-3 to Securities Exchange Act of 1934, disallowed payments to an Audit Committee member includes payments made directly or indirectly, and for these purposes "indirect" acceptance shall include (a) payments to spouses, minor children or stepchildren or children or stepchildren sharing a home with the member and (b) payments accepted by an entity in which such member is a partner, member, officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory to the Company or any subsidiary.

     --- Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee must be an Audit Committee "financial expert" as defined by SEC regulations.

KEY RESPONSIBILITIES

     The Committee's primary responsibility is to oversee the Company's financial reporting process on behalf of the Board and report results of their activities to the Board on a regular basis. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company as well as the Company's internal controls. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report hereon.

     The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior. The following shall be the principal duties and responsibilities of the Committee. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate under the circumstances.

     The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the auditor regarding financial reporting. The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Committee. The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

     At least annually, the Committee shall obtain and review a report by the independent auditors describing:

     ---  The firm's internal quality control procedures.

     --- Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     --- All relationships between the independent auditor and the Company (to assess the auditor's independence).

     In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and the New York Stock Exchange listing standards.

     The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's policies and procedures to assess, monitor, and manage business risk, and legal and ethical compliance programs (e.g., Company's Code of Conduct).

     The Committee shall meet separately periodically with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall provide sufficient opportunity for the internal auditors and the independent auditors to meet privately with the members of the Committee. The Committee shall review with the independent auditor any audit problems or difficulties and management's response.

     The Committee shall receive regular reports from the independent auditor on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

     The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

     The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     The Committee shall review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

     The Committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

     The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

     The Committee shall receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

     The Committee also prepares its report to be included in the Company's annual proxy statement, as required by SEC regulations.

     The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

PROXY
                                  ROLLINS, INC.
           Proxy Solicited by the Board of Directors of Rollins, Inc.
     for Annual Meeting of Stockholders, Tuesday, April 27, 2004, 1:30 P.M.

     The undersigned hereby constitutes and appoints GARY W. ROLLINS and R. RANDALL ROLLINS, and each of them, jointly and severally, proxies, with full power of substitution, to vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 27, 2004, at 1:30 P.M. at 2170 Piedmont Road, N.E., Atlanta, Georgia, or any adjournment thereof.

     The undersigned acknowledges receipt of Notice of the Annual Meeting and Proxy Statement, each dated March 19, 2004, grants authority to said proxies, or either of them, or their substitutes, to act in the absence of others, with all the powers which the undersigned would possess if personally present at such meeting and hereby ratifies and confirms all that said proxies, or their substitutes, may lawfully do in the undersigned's name, place or stead. The undersigned instructs said proxies, or either of them, to vote as follows:

1.  |_|    FOR Wilton Looney and Bill J. Dismuke                                |_|  WITHHOLD authority to vote for the
           as Class III Directors, except as set forth below                         election  of all  Class III nominees

          (INSTRUCTIONS:  To refrain from voting for any individual nominee, write that nominee's name on the line provided below:

------------------------------------------------------------------------------------------------------------------------------------

2.   ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                                                  (over)

                                  ROLLINS, INC.
                           (continued from other side)


ALL PROXIES SIGNED AND RETURNED WILL BE VOTED OR NOT VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS, BUT THOSE WITH NO CHOICE WILL BE VOTED FOR ELECTION OF THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                                   PROXY
                                    Please sign below, date and return promptly.

                                    --------------------------------------------

                                    --------------------------------------------
                                                 Signature

                                    Dated:
                                           -------------------------------------

                                     (Signature should conform to name and title stenciled hereon. Executors, administrators, trustees, guardians and attorneys should add their title upon signing)


   NO POSTAGE REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND
                          MAILED IN THE UNITED STATES.